Borrowings	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Borrowings
10.	BORROWINGS
Silicon Valley Bank Financing Facility
On April 26, 2021, the Company entered into a loan and security agreement (the “Agreement”) with an affiliate of Silicon Valley Bank (“SVB” or the “Lender”) in connection with the non-binding
term sheet for a financing facility of up to $10,000 entered into on March 18, 2021. Under the Agreement, the Lender shall make a term loan advance to the Company of $4,000. Subject to the terms and conditions of the Agreement, and upon the Company’s request, the Lender shall make one term loan advance to the Company of $6,000. The interest rate on the term loan advance is calculated at 8% per annum and payable monthly, in arrears. Upon entering the agreement, the $4,000 was drawn. On May 13, 2021, the additional $6,000 was drawn. The balance of $10,540 for the financing facility, including interest, was repaid on August 20, 2021.
Silicon Valley Bank Credit Facility
On August 16, 2019, the Company entered into a loan and security agreement with SVB. Borrowings under this facility are secured by substantially all the Company’s assets, excluding intellectual property. The term loan’s borrowings are subject to certain financial covenants and restrictions. The Company complied with all financial covenants and restrictions as of December 31, 2021 and 2020.
The growth capital term loan facility is made up of a $4,000 loan amount, which was drawn in December 2019. The Company began repaying the term loan under this facility beginning January 1, 2020 in equal monthly payments of principal, plus accrued interest. The interest rate on the term loan is the greater of (a) the prime rate plus 0.75% and (b) 5.5%.
On April 20, 2020, the Company entered into a deferral agreement with SVB, whereby the payment dates for all monthly principal payments on the term loan falling due after the deferred agreement’s effective date was extended by six months. Therefore, the Company did not make any principal payments for any term loans for the period from May 31, 2020 to December 31, 2020. The Company accounted for this as a debt modification. The balance of $2,333 for the term loan was repaid on September 7, 2021.
Paycheck Protection Program (PPP) Loan
On June 19, 2021, the Company received notice of the Paycheck Protection Program (PPP) forgiveness payment made to SVB by the Small Business Administration in the amount of $2,270 in principal and $27 in interest. This amount represents the forgiveness of the total PPP loan the Company received in 2020 under the PPP Loan provisions of the CARES act.
As of December 31, 2021, there were no borrowings outstanding. As of December 31, 2020, the Company’s borrowings consisted of the following (in thousands):

December 31, 2020
Silicon Valley Bank credit facility	$3,333
Payroll Protection Program (PPP) Loan	2,270
Unamortized debt issuance costs—SVB financing and credit facility	(26)

Total borrowings, net of debt issuance costs	$5,577

Borrowings—net of debt issuance costs, current	$2,693
Borrowings—net of debt issuance costs, noncurrent	2,884

Total borrowings, net of debt issuance costs	$5,577